EXHIBIT 32.1
CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
      In connection with the accompanying Annual Report on Form 10-K of Odimo Incorporated for the fiscal year ended December 31, 2004, I, Alan Lipton, Chief Executive Officer of Odimo Incorporated, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) such Annual Report on Form 10-K of Odimo Incorporated for the fiscal year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K of Odimo Incorporated for the fiscal year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Odimo Incorporated at the dates and for the periods indicated.
      This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

/s/ Alan Lipton

Alan Lipton
President and Chief Executive Officer
(Principal Executive Officer)
March 30, 2005